UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

KUSHCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11958 Monarch Street, Garden Grove, CA	92841
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019 (the “Effective Date”), KushCo Holdings, Inc. (the “Company”) promoted Rodrigo de Oliveira to Chief Operating Officer of the Company. Prior to his promotion, Mr. de Oliveira served as the Company’s Interim Chief Operating Officer since March 2019 and as its Vice President of Operations between April 2018 and March 2019.

From August 2017 through April 2018, Mr. de Oliveira served as Senior Director of Supply Chain Transformation at Nike Accessories, a leader in sports equipment and accessories. From October 2013 to August 2017, Mr. de Oliveira served as Supply Chain Business Lead at Brightstar Corp., a U.S.-based company manufacturing, servicing and distributing wireless devices to carriers, retailers and enterprises worldwide. Prior to that, he served in positions of increasing responsibility at Oakley, Inc. and General Electric. Mr. de Oliveira received his Bachelor’s degree in Business at Universidade Makenzie in Brazil.

On June 7, 2019, and effective as of the Effective Date, the Company entered into an amendment to Mr. de Oliveira’s offer letter (the “Offer Letter Amendment”). Pursuant to the Offer Letter Amendment, Mr. de Oliveira will receive an annual base salary of $250,000 and the opportunity to earn an annual bonus of up to $125,000, based on achievement of certain performance goals.

The foregoing description of the Offer Letter Amendment is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the Offer Letter Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

There are no related party transactions between the Company and Mr. de Oliveira, and Mr. de Oliveira is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company.

Item 8.01.	Other Events.

On June 11, 2019, the Company issued a press release announcing the promotion of Mr. de Oliveira to Chief Operating Officer. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Amendment to Offer Letter between Rodrigo de Oliveira and KushCo Holdings, Inc., dated June 7, 2019.
99.1	Press Release issued by KushCo Holdings, Inc. on June 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

June 11, 2019	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Amendment to Offer Letter between Rodrigo de Oliveira and KushCo Holdings, Inc., dated June 7, 2019.
99.1	Press Release issued by KushCo Holdings, Inc. on June 11, 2019.